Exhibit 99.1

FTI Consulting, Inc.

Exhibit 99.1

Cautionary Note About Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our 2014 financial results, our medium-term growth targets or other future financial results. When used in this press release, words such as

“anticipates,” “aspirational,” “estimates,” “expects,” “goals,” “intends,” “believes,” “forecasts,” “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our 2014 financial results, or other future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates or growth targets will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A Risk Factors” in the Company’s most recent Form 10-K filed with the SEC and in the Company’s other filings with the SEC, including the risks set forth under “Risks Related to Our

Reportable Segments” and “Risks Related to Our Operations.” We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

FTI Consulting: A Leader Among Leaders

FCN $1.7 BLN 1982 4300+

NYSE listed Market capitalization(1) Year founded Employees worldwide

400+ 81 16 2 Nobel

Senior Managing Directors Offices in 81 cities around Experts in 16 industry Laureates the globe specialties

10/10 95/100 55/100

Advisor to the world’s Advisor to 95 of the 55 of Fortune 100 top 10 bank holding world’s top 100 law corporations are clients companies firms

(1)Total shares outstanding times the closing share price as of October 31st, 2014.

Overview

FTI Consulting is a leading professional services company with strong people and strong positions –

corporations and law firms come to FTI Consulting when there is a critical need

New management team (CEO, CFO, CHRO, Chief Strategy, regional leaders) put in place over first nine months of 2014 – focused on analysis, accountability and discipline

Shifting from a capital driven to an organic growth strategy – with an emphasis on profitable revenue growth

Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions

Willingness to invest EBITDA in key growth areas where we have strong people and strong positions

Established medium-term financial target of Adjusted EPS of $2.50+ in 2016

Balanced and Diversified Portfolio

Corporate Finance/Restructuring YTD 2014 Segment Revenues

Bankruptcy Support Services Performance Improvement

Interim Management Private Equity Advisory

Investment Banking Restructuring/Turnaround Services

Litigation Support Transaction Advisory Services

Office of the CFO Valuation & Financial Advisory Services 11%

22%

Forensic and Litigation Consulting

Business Insurance Claims Global Risk & Investigations Practice 14%

Compliance, Monitoring & Receivership Government Contracts

Construction & Environmental Solutions Health Solutions

Dispute Advisory Services Insurance

Financial Enterprise & Data Analytics Intellectual Property

Financial Services Trial Services 26% 27%

Forensic Accounting & Advisory Services

Economic Consulting

Antitrust & Competition Economics Labor & Employment

Business Valuation Public Policy

Intellectual Property Regulated Industries YTD 2014 Segment EBITDA

International Arbitration Securities Litigation & Risk Management

Technology

Computer Forensics & Investigations Discovery Consulting 6%

E-discovery Software & Services 20%

22%

Strategic Communications

Corporate Communications Litigation Communications

Creative Engagement & Digital M&A Communications

Communications Public Affairs

Crisis Communications 31%

Restructuring & Financial Issues

Employee Engagement & Change Shareholder Activism & Proxy Advisory 21%

Communications

Strategy Consulting & Research

Financial Communications

Corporate Finance/Restructuring

Services

Bankruptcy Support Services Transaction Advisory Services

Interim Management Valuation & Financial Advisory Services

Investment Banking Clients

Litigation Support Corporations/C-Suite

Office of the CFO Boards of Directors

Performance Improvement Equity Sponsors

Private Equity Advisory Secured Lenders

Restructuring/Turnaround Services Unsecured Creditors

2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014

Segment Revenue $396,216 $364,409 $394,718 $382,586 $93,982 $104,020 $100,041

Segment Gross Profit Margin 41.8% 37.4% 39.5% 35.9% 31.9% 35.1% 33.8%

Segment SG&A $59,629 $60,499 $61,027 $71,966 $19,786 $18,191 $19,047

Adjusted Segment EBITDA $ 108,152 $75,942 $95,916 $67,183 $10,951 $19,133 $15,534

Adjusted Segment EBITDA Margin 27.3% 20.8% 24.3% 17.6% 11.7% 18.4% 15.5%

Segment Billable Headcount 620 587 697 737 726 713 722

(in thousands, except percentages and headcount data) (unaudited)

See accompanying financial tables for a reconciliation of Adjusted Segment EBITDA, which is a non-GAAP measure, to the most directly comparable GAAP measure.

Corporate Finance/Restructuring (continued)

Segment Offering

The Corporate Finance/Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders.

Medium–Term Initiatives

Reinforce core positions e.g., TMT, retail, company-side, interim management

Drive organic growth in new/adjacent businesses where we have the right to win, e.g., Office of the CFO, carve out

Drive overseas bets to fruition e.g., EMEA transaction advisory services, EMEA Tax

Focus on profitability enhancements e.g., geographic rationalization, cost control, engagement profitability improvements

Q3 2014 Form 10–Q Management’s Discussion & Analysis

Revenues increased $6.1 million, or 6.4%, to $100.0 million for the quarter ended September 30, 2014 compared to $94.0 million for the same prior year period.

The increase in revenues was due to increased demand for non-distressed work in our North America businesses and growth in our European transaction advisory and tax practices; partially offset by declines in global bankruptcy and restructuring work.

Gross profit decreased $1.8 million, or 5.0%, to $33.8 million for the quarter ended September 30, 2014 compared to $35.6 million for the same prior year period. Gross profit margin decreased to 33.8% for the quarter ended September 30, 2014 compared to 37.8% for the same prior year period.

The decrease in gross profit margin was due to the overall decline on higher margin global bankruptcy and restructuring work and increased performance based compensation, partially offset by increased demand for non-distressed engagements.

Adjusted Segment EBITDA decreased $3.9 million, or 19.9%, to $15.5 million for the quarter ended September 30, 2014 compared to $19.4 million for the same prior year period.

Forensic and Litigation Consulting

Services

Business Insurance Claims Insurance

Compliance, Monitoring & Receivership Intellectual Property

Construction & Environmental Solutions Trial Services

Dispute Advisory Services Clients

Financial Enterprise & Data Analytics (“FEDA”) Corporations

Financial Services Boards of Directors

Forensic Accounting & Advisory Services (“FAAS”) Governments

Global Risk & Investigations Practice (“GRIP”) Law Firms

Health Solutions

2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014

Segment Revenue $379,780 $428,730 $407,586 $433,632 $121,429 $119,081 $121,732

Segment Gross Profit Margin 37.5% 36.5% 33.8% 35.9% 39.2% 36.7% 35.0%

Segment SG&A $69,712 $78,745 $80,842 $84,616 $22,121 $22,481 $21,409

Adjusted Segment EBITDA $76,402 $80,923 $60,566 $74,481 $26,494 $22,271 $22,260

Adjusted Segment EBITDA Margin 14.9% 18.9% 14.9% 17.2% 21.8% 18.7% 18.3%

Segment Billable Headcount 911 957 952 1,061 1,076 1,059 1,135

(in thousands, except percentages and headcount data) (unaudited)

See accompanying financial tables for a reconciliation of Adjusted Segment EBITDA, which is a non-GAAP measure, to the most directly comparable GAAP measure.

Forensic and Litigation Consulting (continued)

Segment Offering

The Forensic and Litigation Consulting segment provides

a complete range of multidisciplinary, independent

dispute advisory, investigative, data acquisition/analysis

and forensic accounting services. Our professionals

combine end-to-end capabilities with unmatched

qualifications when clients face high stakes litigation,

arbitration and compliance investigations and regulatory

scrutiny.

Medium–Term Initiatives

Reinvest behind core areas of strength e.g., FAAS, FEDA

Grow key regions where we have a right to win e.g.,

construction & environmental solutions

Invest behind people to expand key businesses e.g.,

insurance, cyber security

Q3 2014 Form 10–Q Management’s Discussion & Analysis

Revenues increased $8.7 million, or 7.7%, to $121.7 million for the three months ended September 30, 2014 from $113.1 million for the same prior year period.

$3.3 million of this increase, or 2.9%, was due to acquisitions as compared to the same prior year period. Revenues increased organically $5.4 million, or 4.8%, due to higher demand in our North America investigations practice and global construction and disputes practices, partially offset by lower success fees and lower revenues in our heath solutions practice.

Gross profit declined $1.9 million, or 4.3%, to $42.7 million for the three months ended September 30, 2014 from $44.6 million for the same prior year period. Gross profit margin decreased 4.4 percentage points to 35.0% for the three months ended September 30, 2014 from 39.4% for the same prior year period.

The decrease in gross profit margin was due to lower success fees, weaker performance in our health solutions practice and increased performance-based compensation partially offset by higher utilization in our global disputes, investigations, construction solutions and data analytics practices.

Adjusted Segment EBITDA decreased by $3.1 million, or 12.2%, to $22.3 million for the three months ended September 30, 2014 from $25.4 million for the same prior year period.

Economic Consulting

Services

Antitrust & Competition Economics Regulated Industries

Business Valuation Securities Litigation & Risk Management

Center for Healthcare Economics & Policy Clients

Intellectual Property Corporations

International Arbitration Government Entities

Labor & Employment Law Firms

Public Policy

2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014

Segment Revenue $255,660 $ 353,981 $391,622 $447,366 $106,851 $117,227 $120,494

Segment Gross Profit Margin 33.2% 31.4% 32.3% 32.9% 27.0% 27.6% 27.6%

Segment SG&A $37,879 $46,802 $51,912 $58,282 $16,880 $15,242 $ 15,683

Adjusted Segment EBITDA $49,481 $67,028 $77,461 $92,204 $13,030 $18,043 $18,426

Adjusted Segment EBITDA Margin 19.4% 18.9% 19.8% 20.6% 12.2% 15.4% 15.3%

Segment Billable Headcount 297 433 474 530 538 525 551

(in thousands, except percentages and headcount data) (unaudited)

See accompanying financial tables for a reconciliation of Adjusted Segment EBITDA, which is a non-GAAP measure, to the most directly comparable GAAP measure.

Economic Consulting (continued)

Segment Offering

The Economic Consulting segment provides analysis of

complex economic issues. We help our clients with legal,

regulatory and international arbitration proceedings;

strategic decision making; and public policy debates in the

U.S. and around the world. We deliver sophisticated

economic analysis and modeling of issues arising in M&A

transactions, complex antitrust litigation, commercial

disputes, international arbitration, regulatory proceedings

and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic

issues, such as the economic impact of deregulation on a

particular industry or the amount of damages suffered by a

business as a result of particular events.

Medium–Term Initiatives

Continue driving Compass Lexecon

Expand international arbitration, energy and Center for

Healthcare Economics and Policy offerings

Continue to expand cross-segment collaboration

Q3 2014 Form 10–Q Management’s Discussion & Analysis

Revenues increased $7.4 million, or 6.6%, to $120.5 million for the three months ended September 30, 2014 compared to $113.1 million for the same prior year period.

Revenues increased organically $7.4 million, or 6.6%, including a 1.1% increase from the estimated positive impact from foreign currency translation. The remaining increase in revenue is due to higher demand for M&A related services and higher realized rates for our international arbitration services.

Gross profit decreased $3.8 million, or 10.3%, to $33.2 million for the three months ended September 30, 2014 compared to $37.1 million for the same prior year period. Gross profit margin decreased to 27.6% for the three months ended September 30, 2014 from 32.8% for the same prior year period.

The decrease in gross profit margin was the result of increased compensation expense related to employment contract extensions of certain key senior client-service professionals, partially offset by higher realized bill rates that were partially related to staff mix.

Adjusted Segment EBITDA decreased $4.8 million, or 20.7%, to $18.4 million for the three months ended September 30, 2014, compared to $23.2 million for the same prior year period.

Technology

Software & Services Clients

Computer Forensics & Investigations Corporations

Discovery Consulting Government Agencies

E-discovery Software & Services Law Firms

2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014

Segment Revenue $176,607 $218,738 $195,194 $202,663 $60,063 $60,720 $62,359

Segment Gross Profit Margin 62.7% 60.0% 54.9% 52.2% 48.9% 45.7% 49.7%

Segment SG&A $ 59,721 $65,322 $62,436 $59,890 $16,079 $16,648 $17,017

Adjusted Segment EBITDA $64,358 $77,011 $57,203 $60,655 $17,348 $15,104 $17,835

Adjusted Segment EBITDA Margin 36.4% 35.2% 29.3% 29.9% 28.9% 24.9% 28.6%

Segment Billable Headcount 257 290 277 306 321 328 335

(in thousands, except percentages and headcount data) (unaudited)

See accompanying financial tables for a reconciliation of Adjusted Segment EBITDA, which is a non-GAAP measure, to the most directly comparable GAAP measure.

Technology (continued)

Segment Offering

The Technology segment is a leading provider of

software, services and consulting for e-discovery and

information management. We assist clients with internal,

regulatory and global investigations, early case

assessment, litigation and joint defense, antitrust and

competition investigations, including pre-merger

notification “Second Request”, and the secure

management, analysis and use of critical corporate

information. We provide a comprehensive suite of

software and services to help clients locate, review and

produce electronically stored information (“ESI”) including

e-mail, computer files, voicemail, instant messaging and

financial and transactional data. Our proprietary

Ringtail® software and Acuity® managed review are

used for e-discovery and document review in litigation

and secure information management.

Medium–Term Initiatives

Increased investment in sales and marketing

Ongoing investment in new products and services and

geographic expansion to stay leading edge with respect to the most complicated, major corporate events

Q3 2014 Form 10–Q Management’s Discussion & Analysis

Revenue increased by $11.2 million, or 21.8%, to $62.4 million for the three months ended September 30, 2014 compared to $51.2 million for the same prior year period.

The increase in revenue is due to continued higher demand from complex global investigations and financial services industry investigations that more than offset lower services pricing.

Gross profit increased by $3.7 million to $31.0 million for the three months ended September 30, 2014 compared to the $27.3 million for the same prior year period. Gross profit margin decreased to 49.7% of revenue from 53.3% of revenue compared to the same prior year period.

The gross profit margin decline is due to an increased mix of lower margin services and investments in global data centers and operations support.

Adjusted Segment EBITDA increased by $2.5 million, or 16.0%, for the three months ended September 30, 2014, compared to $15.4 million for the same prior year period.

Strategic Communications

Services

Corporate Communications Shareholder Activism and Proxy Advisory

Creative Engagement & Digital Communications Strategy Consulting & Research

Crisis Communications Clients

Employee Engagement & Change Communications CEOs

Financial Communications CFOs

Litigation Communications Chief Communications Officers

M&A Communications Investor Relations Officers

Public Affairs Boards of Directors

Restructuring & Financial Issues

2010 2011 2012 2013 Q1 2014 Q2 2014 Q3 2014

Segment Revenue $193,198 $200,910 $187,750 $186,245 $43,227 $53,276 $46,552

Segment Gross Profit Margin 37.4% 37.2% 36.9% 34.7% 35.6% 34.5% 37.1%

Segment SG&A $46,469 $50,919 $46,852 $47,874 $13,128 $13,084 $11,154

Adjusted Segment EBITDA $28,971 $26,801 $25,019 $18,737 $2,729 $5,834 $ 6,605

Adjusted Segment EBITDA Margin 15.0% 13.3% 13.3% 10.1% 6.3% 10.9% 14.2%

Segment Billable Headcount 583 582 593 590 584 566 549

(in thousands, except percentages and headcount data) (unaudited)

See accompanying financial tables for a reconciliation of Adjusted Segment EBITDA, which is a non-GAAP measure, to the most directly comparable GAAP measure.

Strategic Communications (continued)

Segment Offering

The Strategic Communications segment provides advice

and consulting services relating to financial and

corporate communications and investor relations,

reputation management and brand communications,

public affairs, business consulting and digital design

and marketing.

Medium–Term Initiatives

Reinforce financial and corporate communications positions

Continued expansion of public affairs practice

Focus on EBIT improvement

Q3 2014 Form 10–Q Management’s Discussion & Analysis

Revenues increased $3.2 million, or 7.5%, to $46.6 million for the three months ended September 30, 2014 from $43.3 million for the same prior year period.

The increase in revenue included a 2.3% estimated positive impact from foreign currency translation, primarily due to the strengthening of the British pound relative to the U.S. dollar. The remaining revenue increase was primarily due to an increase in project revenues in North America and Asia Pacific.

Gross profit increased $2.3 million, or 15.1%, to $17.3 million for the three months ended September 30, 2014 from $15.0 million for the same prior year period. Gross profit margin increased to 37.1% for the three months ended September 30, 2014 from 34.6% for the same prior year period.

The gross profit margin increase was due to the mix of project engagements.

Adjusted Segment EBITDA increased $2.6 million, or 63.7%, to $6.6 million for the three months ended September 30, 2014, from $4.0 million for the same prior year period.

During the third quarter of 2013, we recorded an $83.8 million non-deductible goodwill impairment charge related to the Strategic Communications segment.

Financial Overview

Historical Revenues and Adjusted Earnings Per Share

$2,000 Revenues $1,755—$1,770

$1,800 $1,652

$1,567 $1,577

$1,600 $1,400 $1,401

$1,400

$1,200

Millions) $1,000

$ $800

(

$600

$400

$200

$0

2009 2010 2011 2012 2013 2014 Guidance

$3.00 Adjusted Earnings Per Share

$2.63

$2.50 $2.37 $2.50+

$2.13 $2.17 $2.09 $1.85 – $2.00

$2.00

$1.50

$1.00

$0.50

$0.00

2009 2010 2011 2012 2013 2014 Guidance 2016 Target

See accompanying reconciliations of Adjusted Earnings Per Share, which is a non-GAAP measure, to the most directly comparable GAAP measure, except for the year ended December 31, 2009 for which there were no adjustments from fully diluted EPS to Adjusted EPS.

Financial Profile

All numbers in $000s except for DSOs

Q3 2014 Q2 2014 Q3 2013

Cash and cash equivalents $ 178,778 $ 94,412 $ 147,926

Accounts receivable, net $ 565,657 $ 579,737 $ 494,910

Days sales outstanding (“DSO”)1 107 108 102

Net cash provided by operating activities $ 97,583 $ 33,691 $ 84,437

Purchases of property and equipment $ 10,019 $ 6,599 $ 8,864

Payments for acquisition of businesses, net of cash $ 73—$ 254 received

Purchase and retirement of common stock — $ 20,011

Total debt $ 711,000 $ 717,000 $ 717,000

(1) DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter.

See accompanying reconciliations of Adjusted EBITDA and Adjusted Diluted Earnings Per Share, which are non-GAAP measures, to the most comparable GAAP measures.

Appendix

2014 Awards & Accolades

Most professionals by firm Named one of the Best

named in Global Arbitration Ranked as #1 Crisis Economics Firms in the

Review’s list of “The Management Firm by The Deal World by Global

International Who’s Who of Pipeline for seven consecutive Competition Review for nine

Commercial Arbitration” for years consecutive years

five consecutive years

Global Competition Ringtail E-discovery Software FTI Technology

Review’s Economist Named as Member of the Recognized by The

of the Year in 2014, “Leaders” Quadrant in National Law Journal for

2012 and 2011 Gartner’s “Magic Quadrant for “Best Predictive Coding

E-discovery Software” Report Solution”

Winner of the 2014

Association of Management Named 2014 Strategic

Consulting Firms Communications Firm of

Operational Performance the Year in Belgium by

Spotlight Award Corporate INTL magazine

FTI Consulting Corporate Leadership Team

Eric B. Miller

Steven H. Gunby David M. Johnson Executive Vice

President & Chief Chief Financial President,

Executive Officer Officer General Counsel &

Chief Risk Officer

Paul Linton Holly Paul Adam S. Bendell

Chief Strategy & Chief Human Chief Innovation

Transformation Resources Officer Officer

Officer

Jeffrey S. Amling

Catherine Freeman Senior Managing

Senior Vice Director,

President,

Controller & Chief Business

Accounting Officer Development &

Marketing

FTI Consulting Business Leadership Team

Robert Duffy

Neal Hochberg John Klick

Global Segment

Leader, Corporate Global Segment Global Segment

Finance/ Leader, Forensic & Leader, Economic

Litigation Consulting Consulting

Restructuring

Ken Barker Seth Rierson Ed Reilly

Global Practice Global Segment Global Segment

Leader, Health Leader, Leader, Strategic

Solutions Technology Communications

Carlyn Taylor Frank Holder Rod Sutton

Global Industries Latin America Asia Pacific

Leader Chairman Chariman

Financial Tables

YTD 2014 Results: Condensed Consolidated Statements of Comprehensive Income (Loss)

(in thousands, except per share data)

Nine Months Ended September 30,

2014 (unaudited) 2013 (unaudited)

Revenues $1,331,054 $1,236,434

Operating expenses

Direct cost of revenues 863,068 773,160

Selling, general & administrative expense 317,880 287,485

Special charges 14,711 10,846

Acquisition-related contingent consideration(1,591)(6,091)

Amortization of other intangible assets 11,466 17,293

Goodwill impairment charge—83,752

1,205,534 1,166,445

Operating income 125,520 69,989

Other income (expense)

Interest income & other 3,465 1,702

Interest expense(38,197)(38,600)

(34,732)(36,898)

Income before income tax provision 90,788 33,091

Income tax provision 32,902 36,546

Net income (loss) $57,886($3,455)

Earnings (loss) per common share – basic $1.46($0.09)

Earnings (loss) per common share – diluted $1.43($0.09)

Weighted average common shares outstanding – basic 39,637 39,212

Weighted average common shares outstanding – diluted 40,608 39,212

Other Comprehensive income (loss), net of tax:($10,120)($10,108)

Foreign currency translation adjustments, net of tax $0

Total other comprehensive income (loss), net of tax(10,120)(10,108)

Comprehensive income (loss) $47,766($13,563)

YTD 2014 Results: Operating Results by Business Segment

(in thousands, except headcount data and rate per hour) (unaudited)

Nine Months Ended September 30, 2014	Revenues	Adjusted EBITDA [1]	Adjusted EBITDA Margin	Utilization	Average Billable Rate	Revenue-Generating Headcount (at period end)
Corporate Finance/Restructuring	$298,043	$45,618	15.3%	71%	$388	722
Forensic and Litigation Consulting	362,242	71,025	19.6%	71%	$323	1,135
Economic Consulting	344,572	49,499	14.4%	77%	$517	551
Technology [2]	183,142	50,287	27.5%	N/M	N/M	335
Strategic Communications [2]	143,055	15,168	10.6%	N/M	N/M	549
Total	$1,331,054	$231,597	17.4%			3,292
Unallocated Corporate		(57,103)				
Adjusted EBITDA [1]		$174,494	13.1%			

Nine Months Ended September 30, 2013	Revenues	Adjusted EBITDA [1]	Adjusted EBITDA Margin	Utilization	Average Billable Rate	Revenue-Generating Headcount (at period end)
Corporate Finance/Restructuring	$289,775	$56,335	19.4%	66%	$407	732
Forensic and Litigation Consulting	318,912	56,925	17.8%	68%	$315	999
Economic Consulting	339,277	70,222	20.7%	84%	$509	528
Technology [2]	149,101	45,985	30.8%	N/M	N/M	297
Strategic Communications [2]	139,369	12,809	9.2%	N/M	N/M	617
Total	$1,236,434	$242,276	19.6%			3,173
Unallocated Corporate		(44,394)				
Adjusted EBITDA [1]		$197,882	16.0%			

(1) See accompanying reconciliations of Adjusted EBITDA and Adjusted Segment EBITDA, which are non-GAAP measures, to the most comparable GAAP measures.

(2) The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours. Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric.

FTI CONSULTING

25

YTD 2014: Reconciliation of Non-GAAP Financial Measures

(in thousands, except per share data) (unaudited)

Nine Months Ended September 30,

2014 2013

Net income (loss) $57,886($3,455)

Add back:

Special charges, net of tax effect (1) 8,676 7,100

Goodwill impairment charges (2)—83,752

Remeasurement of acquisition-related contingent consideration, net of tax effect (3)(1,514)(8,216)

Less:

Interim period impact of including goodwill impairment charges in the annual effective tax rate, net of tax -(10,805)

Adjusted Net Income (5) $65,048 $68,376

Earnings (loss) per common share – diluted $1.43($0.09)

Add back:

Special charges, net of tax effect (1) 0.21 0.18

Goodwill impairment charges (2)—2.14

Remeasurement of acquisition-related contingent consideration, net of tax effect (3)(0.04)(0.21)

Less:

Interim period impact of including goodwill impairment charges in the annual effective tax rate, net of tax -(0.28)

Impact of denominator for diluted EPS (4) -(0.05)

Adjusted EPS – diluted (5) $1.60 $1.69

Weighted average number of common shares outstanding – diluted 40,608 40,385

(1) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). As a result, the effective tax rate for the adjustments related to special charges for the nine months ended September 30, 2014 was 41.0%. The tax expense related to the adjustment for special charges for the nine months ended September 30, 2014 was $6.0 million, or a $0.15 impact on diluted earnings per share. The effective tax rates for the adjustments related to special charges for the nine months ended September 30, 2013 was 34.5%. The tax expense related to the adjustment for special charges for the nine months ended

September 30, 2013 was $3.7 million, or $0.10 impact on diluted earnings per share.

(2) The goodwill impairment charge was non-deductible for income tax purposes and resulted in no tax benefit for the year ended December 31, 2013.

(3) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). As a result, the effective tax rates for the adjustments related to the remeasurement of acquisition-related contingent consideration for the nine months ended September 30, 2014 was 36.5%. The tax expense related to the remeasurement of acquisition-related contingent consideration for the nine months ended

September 30, 2014 was $0.9 million, or a $0.02 impact on diluted earnings per share. The adjustment related to remeasurement of acquisition-related contingent consideration for the nine months ended September 30, 2013 was not taxable.

(4) For the nine months ended September 30, 2013, the Company reported a net loss. For that period, the number of basic weighted average common shares outstanding equals the number of diluted weighted average common shares outstanding for purposes of calculating GAAP earnings per share because potentially dilutive securities would be antidilutive. For non-GAAP purposes, the total per share and share amounts presented herein reflect the impact of the inclusion of share-based awards that are considered dilutive based on the impact of the add backs included in Adjusted Net Income above.

(5) See End Notes for definitions of Adjusted Net Income (Loss) and Adjusted EPS.

YTD 2014: Reconciliation of Net Income (Loss) and Operating Income (Loss) to Adjusted EBITDA

(in thousands) (unaudited)

Nine Months Ended September 30, 2014	Corporate Finance/ Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$57,886
Interest income and other							(3,465)
Interest expense							38,197
Income tax provision							32,902
Operating income (loss) (1)	$39,081	$66,517	$46,515	$37,712	$9,910	($74,215)	$125,520
Depreciation and amortization	2,514	3,057	2,996	11,902	1,884	2,827	25,180
Amortization of other intangible assets	4,601	2,077	763	654	3,371	-	11,466
Special Charges	84	308	12	19	3	14,285	14,711
Remeasurement of acquisition-related contingent consideration	(662)	(934)	(787)	-	-	-	(2,383)
Adjusted EBITDA (1)	$45,618	$71,025	$49,499	$50,287	$15,168	($57,103)	$174,494

Nine Months Ended September 30, 2013	Corporate Finance/ Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income (loss)							($3,455)
Interest Income and other							(1,702)
Interest expense							38,600
Income tax provision							36,546
Operating income (loss) (1)	$48,725	$52,194	$66,233	$29,129	($76,369)	($49,923)	$69,989
Depreciation and amortization	2,541	2,958	2,647	10,888	1,898	3,286	24,218
Amortization of other intangible assets	4,945	1,603	1,331	5,952	3,462	-	17,293
Special charges	6,399	2,111	11	16	66	2,243	10,846
Goodwill	-	-	-	-	83,752	-	83,752
Remeasurement of acquisition-related contingent consideration	(6,275)	(1,941)	-	-	-	-	(8,216)
Adjusted EBITDA (1)	$56,335	$56,925	$70,222	$45,985	$12,809	($44,394)	$197,882

(1) See End Notes for definitions of Segment Operating Income (Loss) and Adjusted EBITDA.

FTI CONSULTING

27

Q1 2014: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

Corporate Forensic and Economic Strategic

Three Months Ended March 31, 2014 Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

Net income $18,117

Interest income and other($1,003)

Interest expense $12,655

Income tax provision $10,348

Operating income1 $8,607 $25,402 $12,430 $13,066 $ 1,005($20,393) $40,117

Depreciation and amortization of intangible $3,006 $1,765 $1,387 $4,282 $ 1,724 $1,037 $13,201

assets

Remeasurement of acquisition-related($662)($673)($787) — -($2,122)

contingent consideration

Adjusted EBITDA1 $10,951 $26,494 $13,030 $17,348 $ 2,729($19,356) $51,196

(in thousands, except per share data) (unaudited)

(1) See End Notes for definitions of Segment Operating Income (Loss) and Adjusted EBITDA.

Q2 2014: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

Corporate Forensic and Economic Strategic

Three Months Ended June 30, 2014 Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

Net Income $17,247

Interest income and other($1,448)

Interest expense $12,908

Income tax provision $10,225

Operating income1 $17,068 $20,839 $16,840 $10,905 $ 4,030($30,750) $38,932

Depreciation and amortization of

intangible assets $2,065 $1,693 $1,203 $4,199 $ 1,804 $904 $11,868

Special charges — ——$9,364 $9,364

Remeasurement of acquisition-related -($261) — —($261)

contingent consideration

Adjusted EBITDA1 $19,133 $22,271 $18,043 $15,104 $ 5,834($20,482) $59,903

(in thousands, except per share data) (unaudited)

(1) See End Notes for definitions of Segment Operating Income (Loss) and Adjusted EBITDA.

Q3 2014: Reconciliation of Net Income And Operating Income to Adjusted EBITDA

Corporate Forensic and Economic Strategic

Three Months Ended September 30, 2014 Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

Net income $22,522

Interest income and other($1,014)

Interest expense $12,634

Income tax provision $12,329

Operating income1 $13,406 $20,276 $17,245 $13,741 $4,875($23,072) $46,471

Depreciation and amortization of intangible $2,044 $1,676 $1,169 $4,075 $1,727 $886 $11,577 assets

Special charges $84 $308 $12 $19 $3 $4,921 $5,347

Adjusted EBITDA1 $15,534 $22,260 $18,426 $17,835 $6,605($17,265) $63,395

(in thousands, except per share data) (unaudited)

(1) See End Notes for definitions of Segment Operating Income (Loss) and Adjusted EBITDA.

2010 – 2013 Reconciliation of Net Income to Adjusted EPS and Adjusted EBITDA

2010 – 2013 Reconciliation of Earnings Per Share to Adjusted Earnings Per Share

2013 2012 2011 2010

Adjusted EPS:

Net income (loss)($10,594)($36,986) $103,903 $65,984

Add back:

Special charges, net of tax $23,267 $19,115 $9,285 $32,733

Goodwill impairment charge $83,752 $110,387 —

Loss on early extinguishment of debt, net of tax—$2,910—$3,019

Remeasurement of acquisition-related contingent consideration, net of taxes($12,054)($5,228)($9,953) -

Adjusted Net Income1 $84,371 $90,198 $103,235 $101,736

Earnings (loss) per common share – diluted($0.27)($0.92) $2.39 $1.38

Add back:

Special charges, net of tax 0.59 0.47 0.21 0.69

Goodwill impairment charge 2.14 2.74 —

Loss on early extinguishment of debt, net of tax—0.07—0.06

Remeasurement of acquisition-related contingent consideration, net of taxes(0.30)(0.13)(0.23) -

Impact of denominator for diluted adjusted earnings per common share(0.07)(0.06) —

Adjusted earnings per common share – diluted1 $2.09 $2.17 $2.37 $2.13

Weighted average number of common shares outstanding – diluted 40,421 41,578 43,473 47,664

(in thousands, except per share data) (unaudited)

(1) See End Notes for definition of Adjusted Net Income and Adjusted EPS.

Reconciliation of 2013 Net Loss And Operating Income (Loss) to Adjusted EBITDA

Corporate Forensic and Economic Strategic

Year Ended December 31, 2013 Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

Net loss($10,594)

Interest income and other($1,748)

Interest expense $51,376

Income tax provision $42,405

Operating income (loss)1 $58,594 $68,211 $86,714 $38,038($72,129)($97,989) $81,439

Depreciation and amortization of intangible $9,929 $6,100 $5,479 $22,601 $7,048 $4,338 $55,495

assets

Special charges $10,274 $2,111 $11 $16 $66 $25,936 $38,414

Goodwill impairment charge — — $83,752—$83,752

Remeasurement of acquisition-related($11,614)($1,941) — —($13,555)

contingent consideration

Adjusted EBITDA1 $67,183 $74,481 $92,204 $60,655 $18,737($67,715) $245,545

(in thousands, except per share data) (unaudited)

(1)	See End Notes for definitions of Segment Operating Income (Loss) and Adjusted EBITDA.

Reconciliation of 2012 Net Loss And Operating Income (Loss) to Adjusted EBITDA

Corporate Forensic and Economic Strategic

Year Ended December 31, 2012 Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

Net loss($36,986)

Interest income and other($5,659)

Interest expense $56,731

Income tax provision $40,100

Loss on early extinguishment of debt $4,850

Operating income (loss)1 $80,970 $45,809 $71,992 $33,642($97,298)($76,079) $59,036

Depreciation and amortization of $8,835 $6,487 $4,478 $20,447 $7,218 $4,546 $52,011

intangible assets

Special charges $11,332 $8,276 $991 $3,114 $4,712 $1,132 $29,557

Goodwill impairment charge — — $110,387—$110,387

Remeasurement of acquisition-related($5,222)($6) — —($5,228)

contingent consideration

Adjusted EBITDA1 $95,915 $60,566 $77,461 $57,203 $25,019($70,401) $245,763

(in thousands, except per share data) (unaudited)

(1) See End Notes for definitions of Segment Operating Income (Loss) and Adjusted EBITDA.

Reconciliation of 2011 Net Loss And Operating Income (Loss) to Adjusted EBITDA

Forensic and

Corporate Finance/ Economic Strategic

Year Ended December 31, 2011 Litigation Technology Corporate Total

Restructuring Consulting Communications

Consulting

Net income $103,903

Interest income and other($6,304)

Interest expense $58,624

Income tax provision $49,224

Operating income (loss)1 $66,591 $74,831 $60,890 $ 57,917 $19,066($73,848) $205,447

Depreciation and amortization of intangible $8,902 $6,215 $4,045 $ 19,094 $7,735 $4,962 $50,953

assets

Special charges $9,440 $839 $2,093 — $2,840 $15,212

Remeasurement of acquisition-related($8,991)($962) — —($9,953)

contingent consideration

Adjusted EBITDA1 $75,942 $80,923 $67,028 $ 77,011 $26,801($66,046) $261,659

(in thousands, except per share data) (unaudited)

(1) See End Notes for definitions of Segment Operating Income (Loss) and Adjusted EBITDA.

Reconciliation of 2010 Net Loss And Operating Income (Loss) to Adjusted EBITDA

Corporate Forensic and Economic Strategic

Year Ended December 31, 2010 Finance/ Litigation Technology Corporate Total

Restructuring Consulting Consulting Communications

Net income $65,984

Interest income and other($4,423)

Interest expense $50,263

Income tax provision $41,407

Loss on early extinguishment of debt $5,161

Operating income (loss)1 $89,861 $62,759 $39,180 $ 27,569 $11,602($72,579) $158,392

Depreciation and amortization of $9,730 $7,447 $3,634 $ 20,876 $8,325 $5,232 $55,244

intangible assets

Special charges $8,561 $6,196 $6,667 $ 15,913 $9,044 $4,750 $51,131

Adjusted EBITDA1 $108,152 $76,402 $49,481 $ 64,358 $28,971($62,597) $264,767

(in thousands, except per share data) (unaudited)

(1) See End Notes for definitions of Segment Operating Income (Loss) and Adjusted EBITDA.

End Notes: FTI Consulting Non-GAAP Data Reconciliations

Beginning with the quarter ended March 31, 2014, the definitions of each of these non-GAAP measures have been updated to exclude the impact of changes in the fair value of acquisition-related contingent consideration liabilities. Prior period amounts included herein have been reclassified to conform to the current period’s presentation.

We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”) as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of the remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt.

We define Segment Operating Income (Loss) as a segment’s share of consolidated operating income. We define Total Segment Operating Income (Loss) as the total of

Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted EBITDA as consolidated net income (loss) before income tax provision, other non-operating income (expense),

depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We define Total Adjusted Segment

EBITDA as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies.

We define Adjusted Segment EBITDA Margin as Adjusted Segment EBITDA divided by the respective Segment Revenues.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.

Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of

Comprehensive Income (Loss).

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